UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2011

WESTERN PLAINS ENERGY, L.L.C.

(Exact name of registrant as specified in its charter)

Kansas	0-50714	48-1247506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3022 County Road 18, Oakley, KS 67748

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (785) 672-8810

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On July 22, 2011, the Board of Managers of Western Plains Energy, L.L.C. (the “Company”) declared a cash distribution of $60.00 per outstanding membership unit to each Member, for a total of $1,705,200.  The distribution is payable on or about August 12, 2011 to members of record on August 1, 2011.  The distribution is being made in compliance with the covenants of the Company’s Credit Agreement with AgCountry Farm Credit Services, FLCA, as amended.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN PLAINS ENERGY, L.L.C.

Date: July 25, 2011	By:	/s/ Steven R. McNinch
	Name:	Steven R. McNinch
	Title:	Chief Executive Officer and General Manager